EXHIBIT 99.1

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of October 10, 2006, among BAIRNCO CORPORATION, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 2.14 (each a “Designated Borrower” or a “Foreign Subsidiary Designated Borrower” as defined in Section 2.14, and, together with the Company, the “Borrowers” and, each a “Borrower”), Arlon, Inc., a Delaware corporation, Kasco Corporation, a Delaware corporation, Arlon Viscor, Ltd., a Texas limited partnership, Arlon Signtech, Ltd., a Texas limited partnership, and Arlon Med International LLC, a Delaware limited liability company (together with the Company herein referred to as the “Pledgors”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, Lenders and Company executed that certain Third Amended and Restated Credit Agreement dated as of May 20, 2005 and that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 28, 2005 (together herein referred to as the “Agreement”) which Agreement provided that, subject to the terms contained therein, Lender would extend to Borrower a credit facility in the amount of up to TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00); and

WHEREAS, Lenders and Company desire to modify the terms and conditions of the Agreement in the manner hereinafter set forth and to increase the amount available under the Agreement to THIRTY-THREE MILLION AND NO/100 DOLLARS ($33,000,000.00).

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations and warranties hereinafter set forth and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have mutually agreed as follows:

1.

The definition of Loan Documents is hereby deleted and is restated as follows:

Loan Documents means this Agreement, each Designated Borrower Request, each Note, each Issuer Document, the Fee Letter and the Guaranties as each may be amended from time to time.

2.

The definition of Maturity Date is hereby deleted and is restated as follows:

Maturity Date means November 10, 2006.

3.

The definition of Note is hereby deleted and is restated as follows:

Note means each promissory note made by a Borrower in favor of a Lender evidencing Loans made by such Lender to such Borrower, substantially in the form of Exhibit C, including but not limited to that certain Alternative Currency Promissory Note dated September 28, 2005 in the amount of $1,800,000.00 executed by Borrower in favor of Bank of America, N.A., that certain Alternative Currency Promissory Note dated September 28, 2005 in the amount of $1,200,000.00 executed by Borrower in favor of Wachovia Bank, National Association, that certain Restated Promissory Note dated October 10, 2006 in the amount of $19,800,000.00 executed by Borrower in favor of Bank of America, N.A. and that certain Restated Promissory Note dated October 10, 2006 in the amount of $13,200,000.00 executed by Borrower in favor of Wachovia Bank, National Association.

4.

The Agreement is hereby amended by deleting the definition of Swing Line Sublimit.

5.

The Agreement is hereby modified by adding the following definitions:

"Accounts" shall have the meaning set forth in the Code.

"Chattel Paper" shall have the meaning set forth in the Code.

"Code" shall mean the Uniform Commercial Code, as in effect in Florida from time to time.

“Collateral” shall mean collectively, Company’s Accounts, Documents, Instruments, General Intangibles, Chattel Paper, Equipment, Inventory, Personal Property, Intellectual Property and the other property and interests described in this Agreement, wherever located and whether now owned by Company or hereafter acquired, and the parts, proceeds, products, profits, replacements, and substitutions of each, as the case may be.

“Daily Floating Eurocurrency Rate” shall mean, with respect to any day, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two business Days prior to such day and with a term equivalent to one month.  If such rate is not available at such time for any reason, then the ADaily Floating Eurocurrency Rate@ for such day shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on such day in same day funds in the approximate amount of the Loan and with a term equivalent to one month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to such day.

"Documents" shall have the meaning set forth in the Code.

"Equipment" shall have the meaning set forth in the Code.

"General Intangibles" shall have the meaning set forth in the Code.

"Instruments" shall have the meaning set forth in the Code.

"Intellectual Property" shall have the meaning set forth in the Code.

"Inventory" shall have the meaning set forth in the Code.

"Personal Property" shall have the meaning set forth in the Code.

6.

Section 2.01(b) of the Agreement is hereby deleted and is replaced with the following:

(b) Until the Maturity Date, Borrower may borrow, repay and reborrow, monies in the aggregate amount equal to the Aggregate Commitments (THIRTY-THREE MILLION AND NO/100 DOLLARS ($33,000,000.00)) provided the Total Outstandings shall not exceed the Aggregate Commitments or violate the limitations as set forth in 2.01(a) (i), (ii), (iii) or (iv).  Principal on such borrowings shall be due and payable on the Maturity Date.

7.

Section 2.03(g) of the Agreement is hereby deleted and is replaced with the following:

(g)

Cash Collateral.  (i) Upon request of the Administrative Agent, (A) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (B) if, as of the Letter of Credit Expiration Date or Maturity Date, any L/C Obligation for any reason remains outstanding, the Company shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations unless other arrangements are made to fund such L/C Obligation which are satisfactory to Administrative Agent in its sole discretion.  The Cash Collateral requirement of this Section 2.03(g) shall survive termination of the Commitments and this Agreement and Company shall provide Administrative Agent with such documentation as may be reasonably required by the Administrative Agent to further document the pledge of the Cash Collateral for this purpose.

8.

The Agreement is hereby amended by deleting Section 2.04 titled Swing Line Loans in its entirety and is intentionally left blank.

9.

Section 2.07 of the Agreement is hereby deleted and is replaced with the following:

2.07

Repayment of Loans.

Principal payments shall be payable on the Maturity Date.  All principal payments are to be made in U.S. Dollars except principal payments relating to Alternative Currency Loans which payment shall be in such Alternative Currency.  In the case of Alternative Currency Loans, repayments of principal shall be based on the amount borrowed without adjustment to Dollar Equivalent.

10.

The Agreement is hereby modified by adding Section 2.16 as follows:

2.16

Additional Collateral.

The Company, Arlon, Inc., a Delaware corporation, Kasco Corporation, a Delaware corporation, Arlon Viscor, Ltd., a Texas limited partnership, Arlon Signtech, Ltd., a Texas limited partnership, and Arlon Med International LLC, a Delaware limited liability company (together with the Company herein referred to as the Pledgors) hereby grant to Administrative Agent for the benefit of Lenders a lien upon the Collateral to secure the Obligations.  In addition, Pledgors agree that:

(a)

The Pledgors will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate books and records.

(b)

Unless otherwise agreed, except to the extend permitted by Section 7.01 or otherwise permitted by the Lenders, the Pledgors have not granted and will not grant any security interest in any of the Collateral except to the Administrative Agent, and will keep the collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of the Administrative Agent.

(c)

Pledgors will promptly notify the Administrative Agent in writing of any event which affects the value of the Collateral, the ability of the Pledgors or the Administrative Agent to dispose of the Collateral, or the rights and remedies of the Administrative Agent in relation thereto, including, but no limited to, the levy of any legal process against any collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.

(d)

Pledgors will not sell, lease, agree to sell or lease, or otherwise dispose of any Collateral except with the prior written consent of the Administrative Agent; provided, however, that Pledgors may sell inventory in the ordinary course of business.

(e)

Pledgors will maintain and keep in force insurance covering the Collateral against fire and extended coverages, to the extent that any Collateral is of a type which can be so insured.  Such insurance shall require losses to be paid on a replacement cost basis, be issued by insurance companies acceptable to the Administrative Agent and include a loss payable indorsement in favor of the Administrative Agent in a form acceptable to the Administrative Agent.  Upon the request of the Administrative Agent, Pledgors will deliver to the Administrative Agent a copy of each insurance policy, or, if permitted by the Administrative Agent, a certificate of insurance listing all insurance in force.

(f)

Pledgors will deliver to the Administrative Agent (i) copies or extracts from the books and records, and (ii) information on any contracts or other matters affecting the Collateral as requested by Administrative Agent.

(g)

Pledgors will permit Administrative Agent to examine the Collateral, including the books and records, and make copies of or extracts from the books and records, and for such purposes enter at any reasonable time upon the property where any Collateral or any books and records are located.

(h)

Pledgors will deliver to the Administrative Agent any instruments, chattel paper or letters of credit which are part of the Collateral, and to assign to the Administrative Agent  the proceeds of any such letters of credit.

(i)

Upon an event of default, Administrative Agent may take such measures as the Administrative Agent may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Pledgors hereby irrevocably constitute and appoint the Administrative Agent as the Pledgors’ attorney-in-fact  to perform all acts and execute all documents in connection therewith.

11.

The Agreement is hereby modified Section 7.01(i) and by adding Section 7.01(j) as follows:

(i)

Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; and

(j)

Liens granted pursuant to the terms of this Agreement as amended.

12.

The definition of Interest Period is hereby deleted and the following is substituted in its place:

Interest Period means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency

Rate Loan and ending on the date one, two or three weeks or one, two, three or six months thereafter, as selected by the Company in its Committed Loan Notice; provided that:

(i)

any Interest Period that would otherwise end on a day that is not a business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next proceeding Business Day;

(ii)

any Interest Period that begins on the last Business Day of a calendar month(or on a day for which there is not numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such

Interest Period; and

(iii)

no Interest Period shall extend beyond the Maturity Date.

(iv)

in addition, a Eurocurrency Rate Loan, which is not in an Alternative Currency, may be based on the Daily Floating Eurocurrency Rate.

13.

The Agreement is hereby modified by deleting Schedule 2.01 and restating same per the Schedule 2.01 attached hereto.

14.

Company acknowledges that as of the date of this Amendment, Lender is not in default of any of its obligations to Company and there exist no claims, causes of action, rights of setoff or other defense in favor of Company against Lender.  Company waives and releases any such claim, cause of action, right of setoff or other defenses in favor of Company against Lender and hereby waives any right to trial by jury in regard to any litigation between any and all of the parties to this Amendment.  This provision is a material inducement for the Lender to enter into this Amendment.

15.

Nothing herein invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Agreement, and the same, except as herein modified, shall continue in full force and effect and Company further covenants and agrees to perform and comply with each and every of the covenants, agreements, conditions and stipulations of the Agreement which are not inconsistent herewith.

16.

Except as herein modified, the Agreement is confirmed in its entirety.

17.

In the case of conflict between the provisions of the Agreement, on the one hand, and this Amendment on the other hand, the provisions of this Amendment shall prevail.

18.

This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Amendment.

19.

This Amendment shall become effective upon the payment of the sums set forth on the closing statement and the execution and delivery of the following documents (together referred to as the “Amendment Documents”):

(a)

this Amendment;

(b)

the Fourth Amended and Restated Guaranty;

(c)

Restated Promissory Note in favor of Bank of America, N.A. in the amount of $19,800,000.00;

(d)

Restated Promissory Note in favor of Wachovia Bank, National Association in the amount of $13,200,000.00;

(e)

the Board of Directors authorizing resolutions or other governing body resolutions in form and content reasonably acceptable to Lender, which resolutions will authorize and ratify the adoption of the Amendment Documents and the execution and delivery of the Amendment Documents by the representatives of the Loan Parties who executed the applicable Loan Document;

(f)

opinion of counsel for the Loan Parties in form and content reasonably acceptable to Administrative Agent; and

(g)

Summary of Closing Costs.

IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

BAIRNCO CORPORATION

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title:  Assistant Secretary

ARLON, INC.

By:  /s/ Lawrence C. Maingot

Name:  Lawrence C. Maingot

Title:   Assistant Secretary

KASCO CORPORATION

By:  /s/ Lawrence C. Maingot

Name:  Lawrence C. Maingot

Title:  Vice President

ATLANTIC SERVICE CO. (UK) LTD.

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title:  Director

BERTRAM & GRAF GMBH

By:  /s/ Luke E. Fichthorn III

Name:  Luke E. Fichthorn III

Title:  Director

591783

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EUROKASCO S.A.S.

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title:  Assistant Treasurer

ATLANTIC SERVICE CO. LTD.

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title:  Secretary

ARLON VISCOR, LTD.

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title: Vice President

ARLON SIGNTECH, LTD.

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title: Vice President

ARLON MED INTERNATIONAL, LLC

By:  /s/ Lawrence C. Maingot

Name: Lawrence C. Maingot

Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ Anne M. Zeschke

Name:  Anne M. Zeschke

Title:  Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ Steven L. Gressel

Name:  Steven L. Gressel

Title:  Senior Vice President

WACHOVIA BANK, as a Lender

By:  /s/ Todd A. Smith

Name:  Todd A. Smith

Title:  Vice President

SCHEDULE 2.01

COMMITMENTSAND APPLICABLE PERCENTAGES

Lender

Commitment

Applicable Percentage

Bank of America, N.A.

$19,800,000

  60.0%

Wachovia Bank

$13,200,000

  40.0%

Total

$33,000,000

100.0%